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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported):  October 25, 2007
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                         Wayside Technology Group, Inc.
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             (Exact name of Registrant as specified in its charter)




          Delaware                      000-26408              13-3136104
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(State of Other Jurisdiction           (Commission           (IRS Employer
of Incorporation)                       File Number)       Identification No.)



     1157 Shrewsbury Avenue, Shrewsbury, New Jersey             07702
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       (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code:  (732) 389-8950
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.  Results of Operations and Financial Condition.

         On October 25, 2007, Wayside Technology Group, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2007. The information contained in the press release, which is attached as
Exhibit 99.1 to this report, is incorporated by reference herein and is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

Item 9.01.  Financial Statements and Exhibits.

       (d)     Exhibits.

                  99.1 Press Release dated October 25, 2007, furnished pursuant to Item 2.02.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       WAYSIDE TECHNOLOGY GROUP, INC.


Dated:  October 26, 2007               By:  /s/ Simon F. Nynens
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                                           Simon F. Nynens
                                           President and Chief Executive Officer



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                                Index to Exhibits
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Exhibit No.    Description
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99.1           Press Release dated October 25, 2007, furnished pursuant to
               Item 2.02.